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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2003

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	06-1047163 (I.R.S. Employer Identification No.)
500 Kendall St., Cambridge, Massachusetts (Address of principal executive offices)	02142 (zip code)

(617) 252-7500
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c)
Exhibits:

99	Press Release of Genzyme Corporation dated December 3, 2003.

Item 9. Regulation FD Disclosure

        On December 3, 2003, Genzyme Corporation issued a press release announcing its intention to issue convertible notes. A copy of the press release is attached to this Form 8-K as Exhibit 99.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer
DATE: December 3, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99	Press Release of Genzyme Corporation dated December 3, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX